Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2017

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

November 1, 2017

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2016		2017
2017	2016	Change		3Q	4Q	1Q	2Q	3Q

			Pre-tax adjusted operating income (loss) by division:
3,283	2,600	26%	U.S. Retirement Solutions and Investment Management Division	1,018	964	1,061	1,138	1,084
(58)	118	-149%	U.S. Individual Life and Group Insurance Division	173	181	152	(421)	211
2,421	2,362	2%	International Insurance Division	780	755	799	823	799
(974)	(1,140)	15%	Corporate and other operations	(413)	(441)	(352)	(312)	(310)

4,672	3,940	19%	Total pre-tax adjusted operating income	1,558	1,459	1,660	1,228	1,784
1,193	923	29%	Income taxes, applicable to adjusted operating income	367	369	423	309	461

3,479	3,017	15%	After-tax adjusted operating income	1,191	1,090	1,237	919	1,323

			Reconciling items:
523	1,347	-61%	Realized investment gains (losses), net, and related charges and adjustments	649	(824)	38	(679)	1,164
330	361	-9%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	37	(378)	44	201	85
(188)	(262)	28%	Change in experience-rated contractholder liabilities due to asset value changes	1	283	(12)	(145)	(31)
			Divested businesses:
49	(74)	166%	Closed Block division	31	(58)	34	(18)	33
51	76	-33%	Other divested businesses	56	(160)	6	35	10
(66)	—	—	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(17)	(5)	(28)	(14)	(24)

699	1,448	-52%	Total reconciling items, before income taxes	757	(1,142)	82	(620)	1,237
127	377	-66%	Income taxes, not applicable to adjusted operating income	134	(334)	(28)	(184)	339

572	1,071	-47%	Total reconciling items, after income taxes	623	(808)	110	(436)	898

4,051	4,088	-1%	Income (after-tax) before equity in earnings of operating joint ventures	1,814	282	1,347	483	2,221
47	(4)	1275%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	13	2	22	8	17

4,098	4,084	0%	Income attributable to Prudential Financial, Inc.	1,827	284	1,369	491	2,238
11	42	-74%	Earnings attributable to noncontrolling interests	5	9	3	5	3

4,109	4,126	0%	Net income	1,832	293	1,372	496	2,241
11	42	-74%	Less: Income attributable to noncontrolling interests	5	9	3	5	3

4,098	4,084	0%	Net income attributable to Prudential Financial, Inc.	1,827	284	1,369	491	2,238

13.1%	11.8%		Operating Return on Average Equity (based on adjusted operating income) (1)	13.8%	12.6%	14.2%	10.5%	14.8%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on net income) is 18.1%, 4.1%, 11.8%, 2.2%, and 13.1% for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted):
7.89	6.67	After-tax adjusted operating income	2.66	2.46	2.79	2.09	3.01
		Reconciling items:
1.20	3.00	Realized investment gains (losses), net, and related charges and adjustments	1.46	(1.87)	0.09	(1.55)	2.68
0.75	0.80	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.08	(0.86)	0.10	0.46	0.20
(0.43)	(0.58)	Change in experience-rated contractholder liabilities due to asset value changes	—	0.64	(0.03)	(0.33)	(0.07)
		Divested businesses:
0.11	(0.16)	Closed Block division	0.07	(0.13)	0.08	(0.04)	0.08
0.12	0.17	Other divested businesses	0.13	(0.36)	0.01	0.08	0.02
(0.02)	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	(0.01)	0.02	—	0.01	(0.03)

1.73	3.21	Total reconciling items, before income taxes	1.73	(2.56)	0.25	(1.37)	2.88
0.33	0.86	Income taxes, not applicable to adjusted operating income	0.32	(0.75)	(0.05)	(0.40)	0.80

1.40	2.35	Total reconciling items, after income taxes	1.41	(1.81)	0.30	(0.97)	2.08

9.29	9.02	Net income attributable to Prudential Financial, Inc.	4.07	0.65	3.09	1.12	5.09

428.1	440.7	Weighted average number of outstanding Common shares (basic)	435.9	430.7	429.9	428.3	426.2
437.1	448.9	Weighted average number of outstanding Common shares (diluted)	444.3	439.8	439.1	437.2	435.0

13	13	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation

42	35	After-tax adjusted operating income	15	12	15	11	16
50	46	Net income	21	3	16	7	27

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	907	1,133	1,415	1,779	2,358
		Long-term debt	12,942	12,224	12,074	11,806	10,532
		Junior Subordinated Long-Term Debt	5,816	5,817	5,819	5,820	6,621

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income	56,431	45,863	46,784	48,444	50,373
		Excluding accumulated other comprehensive income (2)	31,506	31,242	32,141	32,082	33,775
		Amount included above for foreign currency exchange rate remeasurement (3)	(3,327)	(3,199)	(3,060)	(2,889)	(2,758)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	34,833	34,441	35,201	34,971	36,533

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	128.37	104.91	107.09	111.35	116.32
		Excluding accumulated other comprehensive income (2)	71.95	71.62	73.75	73.96	78.26
		Amount included above for foreign currency exchange rate remeasurement (3)	(7.60)	(7.33)	(7.02)	(6.66)	(6.39)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	79.55	78.95	80.77	80.62	84.65

		Number of diluted shares at end of period (5)	437.9	436.2	435.8	433.8	431.6

		Common Stock Price Range (based on closing price):
115.23	81.65	High	81.65	107.10	113.82	109.13	115.23
98.65	58.00	Low	68.74	81.43	103.92	102.92	98.65
106.32	81.65	Close	81.65	104.06	106.68	108.14	106.32

		Common Stock market capitalization (1)	35,248	44,704	45,798	46,176	45,154

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock, including accumulated other comprehensive income, for the third quarter of 2016 includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90. The fourth quarter of 2016, and first, second and third quarters of 2017 include a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $86.92.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

OPERATIONS HIGHLIGHTS

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	445.9	431.5	445.2	461.2	478.3
		Retail customers	209.0	209.2	217.6	231.2	239.9
		General account	430.3	399.4	406.1	412.3	415.7

		Total Investment Management and Advisory Services	1,085.2	1,040.1	1,068.9	1,104.7	1,133.9
		Non-proprietary assets under management	176.4	172.6	178.3	173.4	176.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,261.6	1,212.7	1,247.2	1,278.1	1,310.7
		Managed by U.S. Individual Life and Group Insurance Division	24.8	24.9	25.1	26.8	26.8
		Managed by International Insurance Division	27.9	26.2	26.5	28.7	28.7

		Total assets under management	1,314.3	1,263.8	1,298.8	1,333.6	1,366.2
		Client assets under administration	177.0	177.3	185.2	188.3	202.4

		Total assets under management and administration	1,491.3	1,441.1	1,484.0	1,521.9	1,568.6

		Assets managed or administered for customers outside of the United States at end of period	335.4	311.1	326.6	341.1	350.5

		Distribution Representatives (1):
		Prudential Agents	3,031	2,937	2,922	2,921	2,937
		International Life Planners	7,667	7,680	7,819	7,735	7,831
		Gibraltar Life Consultants	8,790	8,884	8,752	8,509	8,327

50	52	Prudential Agent productivity ($ thousands)	56	67	47	51	53

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2016		2017
2017	2016	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
20,442	20,657	-1%	Premiums	8,934	7,296	5,774	7,557	7,111
3,914	4,358	-10%	Policy charges and fee income	1,559	1,529	1,555	794	1,565
10,034	9,396	7%	Net investment income	3,292	3,299	3,354	3,335	3,345
4,006	3,743	7%	Asset management fees, commissions and other income	1,265	1,296	1,324	1,342	1,340

38,396	38,154	1%	Total revenues	15,050	13,420	12,007	13,028	13,361

			Benefits and Expenses (1):
20,908	22,051	-5%	Insurance and annuity benefits	9,254	7,658	6,146	7,386	7,376
2,800	2,753	2%	Interest credited to policyholders’ account balances	932	945	920	953	927
978	996	-2%	Interest expense	314	319	322	326	330
(2,132)	(2,134)	0%	Deferral of acquisition costs	(731)	(711)	(724)	(755)	(653)
1,613	1,204	34%	Amortization of acquisition costs	444	468	481	662	470
9,557	9,344	2%	General and administrative expenses	3,279	3,282	3,202	3,228	3,127

33,724	34,214	-1%	Total benefits and expenses	13,492	11,961	10,347	11,800	11,577

4,672	3,940	19%	Adjusted operating income before income taxes	1,558	1,459	1,660	1,228	1,784

			Reconciling items:
(48)	2,443	-102%	Realized investment gains (losses), net, and related adjustments	223	(1,454)	(66)	(1,377)	1,395
571	(1,096)	152%	Related charges	426	630	104	698	(231)

523	1,347	-61%	Total realized investment gains (losses), net, and related charges and adjustments	649	(824)	38	(679)	1,164

330	361	-9%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	37	(378)	44	201	85
(188)	(262)	28%	Change in experience-rated contractholder liabilities due to asset value changes	1	283	(12)	(145)	(31)
			Divested businesses:
49	(74)	166%	Closed Block division	31	(58)	34	(18)	33
51	76	-33%	Other divested businesses	56	(160)	6	35	10
(66)	—	—	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(17)	(5)	(28)	(14)	(24)

699	1,448	-52%	Total reconciling items, before income taxes	757	(1,142)	82	(620)	1,237

5,371	5,388	0%	Income before income taxes and equity in earnings of operating joint ventures	2,315	317	1,742	608	3,021
1,320	1,300	2%	Income tax expense	501	35	395	125	800

4,051	4,088	-1%	Income before equity in earnings of operating joint ventures	1,814	282	1,347	483	2,221

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended September 30, 2017
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1) :
Premiums	7,111	1,961	1,265	3,891	(6)
Policy charges and fee income	1,565	787	662	128	(12)
Net investment income	3,345	1,308	639	1,278	120
Asset management fees, commissions and other income	1,340	1,334	208	79	(281)

Total revenues	13,361	5,390	2,774	5,376	(179)

Benefits and Expenses (1):
Insurance and annuity benefits	7,376	2,465	1,568	3,342	1
Interest credited to policyholders’ account balances	927	447	250	230	—
Interest expense	330	33	164	4	129
Deferral of acquisition costs	(653)	(82)	(161)	(417)	7
Amortization of acquisition costs	470	125	81	275	(11)
General and administrative expenses	3,127	1,318	661	1,143	5

Total benefits and expenses	11,577	4,306	2,563	4,577	131

Adjusted operating income (loss) before income taxes	1,784	1,084	211	799	(310)

	Quarter Ended September 30, 2016
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1):
Premiums	8,934	3,791	1,210	3,939	(6)
Policy charges and fee income	1,559	723	713	134	(11)
Net investment income	3,292	1,325	625	1,229	113
Asset management fees, commissions and other income	1,265	1,266	195	82	(278)

Total revenues	15,050	7,105	2,743	5,384	(182)

Benefits and Expenses (1):
Insurance and annuity benefits	9,254	4,243	1,622	3,382	7
Interest credited to policyholders’ account balances	932	458	237	237	—
Interest expense	314	29	147	2	136
Deferral of acquisition costs	(731)	(116)	(169)	(462)	16
Amortization of acquisition costs	444	100	83	271	(10)
General and administrative expenses	3,279	1,373	650	1,174	82

Total benefits and expenses	13,492	6,087	2,570	4,604	231

Adjusted operating income (loss) before income taxes	1,558	1,018	173	780	(413)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Nine Months Ended September 30, 2017
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	20,442	4,786	3,789	11,885	(18)
Policy charges and fee income	3,914	2,275	1,303	374	(38)
Net investment income	10,034	4,003	1,922	3,743	366
Asset management fees, commissions and other income	4,006	3,934	604	266	(798)

Total revenues	38,396	14,998	7,618	16,268	(488)

Benefits and Expenses (1):
Insurance and annuity benefits	20,908	6,190	4,516	10,197	5
Interest credited to policyholders’ account balances	2,800	1,384	738	678	—
Interest expense	978	88	485	10	395
Deferral of acquisition costs	(2,132)	(260)	(510)	(1,389)	27
Amortization of acquisition costs	1,613	369	413	864	(33)
General and administrative expenses	9,557	3,944	2,034	3,487	92

Total benefits and expenses	33,724	11,715	7,676	13,847	486

Adjusted operating income (loss) before income taxes	4,672	3,283	(58)	2,421	(974)

	Nine Months Ended September 30, 2016
	Total	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	20,657	5,480	3,663	11,534	(20)
Policy charges and fee income	4,358	2,085	1,937	370	(34)
Net investment income	9,396	3,717	1,800	3,553	326
Asset management fees, commissions and other income	3,743	3,647	548	314	(766)

Total revenues	38,154	14,929	7,948	15,771	(494)

Benefits and Expenses (1):
Insurance and annuity benefits	22,051	6,874	5,206	9,952	19
Interest credited to policyholders’ account balances	2,753	1,362	697	694	—
Interest expense	996	82	435	5	474
Deferral of acquisition costs	(2,134)	(354)	(503)	(1,324)	47
Amortization of acquisition costs	1,204	386	50	804	(36)
General and administrative expenses	9,344	3,979	1,945	3,278	142

Total benefits and expenses	34,214	12,329	7,830	13,409	646

Adjusted operating income (loss) before income taxes	3,940	2,600	118	2,362	(1,140)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

CONSOLIDATED BALANCE SHEETS

(in millions)

	09/30/2016	12/31/2016	03/31/2017	06/30/2017	09/30/2017

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $297,745; $292,581; $300,437; $303,287; $307,527)	343,244	321,419	328,717	335,254	340,100
Fixed maturities, held to maturity, at amortized cost (fair value $2,956; $2,524; $2,552; $2,516; $2,475)	2,471	2,144	2,166	2,123	2,084
Trading account assets supporting insurance liabilities, at fair value	21,828	21,840	21,820	22,073	22,126
Other trading account assets, at fair value	7,559	5,764	5,863	6,773	6,210
Equity securities, available for sale, at fair value (cost $7,197; $7,149; $7,461; $7,456; $7,145)	9,765	9,748	10,143	10,151	9,739
Commercial mortgage and other loans	52,273	52,779	53,660	54,915	55,373
Policy loans	12,031	11,755	11,893	11,719	11,765
Other long-term investments	11,346	11,283	11,450	11,777	11,986
Short-term investments	5,254	7,508	5,175	3,616	5,508

Total investments	465,771	444,240	450,887	458,401	464,891
Cash and cash equivalents	24,728	14,127	13,308	16,605	14,541
Accrued investment income	3,279	3,204	3,231	3,228	3,278
Deferred policy acquisition costs	16,975	17,661	18,197	18,715	18,724
Value of business acquired	2,159	2,314	2,266	1,897	1,817
Other assets	15,403	14,780	15,671	16,311	16,770
Separate account assets	291,550	287,636	293,805	297,433	301,110

Total assets	819,865	783,962	797,365	812,590	821,131

Liabilities:
Future policy benefits	252,228	240,908	244,705	250,706	252,339
Policyholders’ account balances	146,577	145,205	147,026	147,554	148,342
Securities sold under agreements to repurchase	6,830	7,606	8,535	8,817	8,145
Cash collateral for loaned securities	5,037	4,333	4,175	4,036	4,697
Income taxes	15,326	10,412	10,598	11,631	12,509
Senior short-term debt	907	1,133	1,415	1,779	2,358
Senior long-term debt	12,942	12,224	12,074	11,806	10,532
Junior subordinated long-term debt	5,816	5,817	5,819	5,820	6,621
Notes issued by consolidated variable interest entities	2,722	2,150	2,179	2,176	1,517
Other liabilities	22,956	20,450	20,060	22,192	22,396
Separate account liabilities	291,550	287,636	293,805	297,433	301,110

Total liabilities	762,891	737,874	750,391	763,950	770,566

Equity:
Accumulated other comprehensive income	24,925	14,621	14,643	16,362	16,598
Other equity	31,506	31,242	32,141	32,082	33,775

Total Prudential Financial, Inc. equity	56,431	45,863	46,784	48,444	50,373

Noncontrolling Interest	543	225	190	196	192

Total Equity	56,974	46,088	46,974	48,640	50,565

Total liabilities and equity	819,865	783,962	797,365	812,590	821,131

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of September 30, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	464,891	61,591	403,300	134,736	58,165	189,482	20,917
Deferred policy acquisition costs	18,724	308	18,416	5,232	5,518	8,024	(358)
Other assets	36,406	1,549	34,857	13,847	11,992	10,782	(1,764)
Separate account assets	301,110	—	301,110	253,547	48,620	3,409	(4,466)

Total assets	821,131	63,448	757,683	407,362	124,295	211,697	14,329

Liabilities:
Future policy benefits	252,339	48,919	203,420	67,372	17,909	113,027	5,112
Policyholders’ account balances	148,342	5,155	143,187	58,102	34,445	50,635	5
Debt	19,511	—	19,511	3,416	7,058	116	8,921
Other liabilities	49,264	10,734	38,530	7,011	9,268	18,956	3,295
Separate account liabilities	301,110	—	301,110	253,547	48,620	3,409	(4,466)

Total liabilities	770,566	64,808	705,758	389,448	117,300	186,143	12,867

Equity:
Accumulated other comprehensive income (loss)	16,598	(2)	16,600	2,520	1,178	14,108	(1,206)
Other equity	33,775	(1,360)	35,135	15,092	5,817	11,398	2,828

Total Prudential Financial, Inc. equity	50,373	(1,362)	51,735	17,612	6,995	25,506	1,622

Noncontrolling Interest	192	2	190	302	—	48	(160)

Total Equity	50,565	(1,360)	51,925	17,914	6,995	25,554	1,462

Total liabilities and equity	821,131	63,448	757,683	407,362	124,295	211,697	14,329

	As of December 31, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	444,240	59,714	384,526	132,915	55,333	176,252	20,026
Deferred policy acquisition costs	17,661	336	17,325	5,003	5,454	7,208	(340)
Other assets	34,425	2,001	32,424	12,908	11,235	10,842	(2,561)
Separate account assets	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total assets	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Liabilities:
Future policy benefits	240,908	49,281	191,627	65,972	16,987	103,930	4,738
Policyholders’ account balances	145,205	5,204	140,001	58,371	33,872	47,747	11
Debt	19,174	—	19,174	3,147	7,282	87	8,658
Other liabilities	44,951	8,967	35,984	7,076	7,248	18,457	3,203
Separate account liabilities	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total liabilities	737,874	63,452	674,422	377,365	111,533	173,038	12,486

Equity:
Accumulated other comprehensive income (loss)	14,621	(4)	14,625	1,294	706	14,320	(1,695)
Other equity	31,242	(1,399)	32,641	14,692	5,927	9,716	2,306

Total Prudential Financial, Inc. equity	45,863	(1,403)	47,266	15,986	6,633	24,036	611

Noncontrolling Interest	225	2	223	274	—	45	(96)

Total Equity	46,088	(1,401)	47,489	16,260	6,633	24,081	515

Total liabilities and equity	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of September 30, 2017				As of December 31, 2016
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	362	5,403	6,621	12,386	—	5,822	5,817	11,639
Operating Debt - Investment related	1,367	3,410	—	4,777	477	4,901	—	5,378
Operating Debt - Specified businesses	629	939	—	1,568	584	914	—	1,498
Limited recourse and non-recourse borrowing	—	780	—	780	72	587	—	659

Total debt	2,358	10,532	6,621	19,511	1,133	12,224	5,817	19,174

	As of September 30, 2017				As of December 31, 2016
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	11,389	940	57	12,386	10,645	939	55	11,639
Operating Debt - Investment related	4,175	102	500	4,777	4,314	65	999	5,378
Operating Debt - Specified businesses	981	587	—	1,568	965	533	—	1,498
Limited recourse and non-recourse borrowing	—	780	—	780	—	659	—	659

Total debt	16,545	2,409	557	19,511	15,924	2,196	1,054	19,174

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $840M of surplus notes as of September 30, 2017 and $839M as of December 31, 2016.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2016		2017
2017	2016	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
4,786	5,480	-13%	Premiums	3,791	2,258	551	2,274	1,961
2,275	2,085	9%	Policy charges and fee income	723	712	717	771	787
4,003	3,717	8%	Net investment income	1,325	1,324	1,370	1,325	1,308
3,934	3,647	8%	Asset management fees, commissions and other income	1,266	1,280	1,270	1,330	1,334

14,998	14,929	0%	Total revenues	7,105	5,574	3,908	5,700	5,390

			Benefits and Expenses (1):
6,190	6,874	-10%	Insurance and annuity benefits	4,243	2,760	1,005	2,720	2,465
1,384	1,362	2%	Interest credited to policyholders’ account balances	458	473	451	486	447
88	82	7%	Interest expense	29	23	25	30	33
(260)	(354)	27%	Deferral of acquisition costs	(116)	(95)	(88)	(90)	(82)
369	386	-4%	Amortization of acquisition costs	100	146	136	108	125
3,944	3,979	-1%	General and administrative expenses	1,373	1,303	1,318	1,308	1,318

11,715	12,329	-5%	Total benefits and expenses	6,087	4,610	2,847	4,562	4,306

3,283	2,600	26%	Adjusted operating income before income taxes	1,018	964	1,061	1,138	1,084

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2017				Quarter Ended September 30, 2017
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	4,786	121	4,665	—	1,961	41	1,920	—
Policy charges and fee income	2,275	2,097	178	—	787	726	61	—
Net investment income	4,003	556	3,323	124	1,308	182	1,071	55
Asset management fees, commissions and other income	3,934	1,051	637	2,246	1,334	355	207	772

Total revenues	14,998	3,825	8,803	2,370	5,390	1,304	3,259	827

Benefits and Expenses (1):
Insurance and annuity benefits	6,190	246	5,944	—	2,465	87	2,378	—
Interest credited to policyholders’ account balances	1,384	245	1,139	—	447	81	366	—
Interest expense	88	51	18	19	33	20	6	7
Deferral of acquisition costs	(260)	(230)	(25)	(5)	(82)	(71)	(9)	(2)
Amortization of acquisition costs	369	346	15	8	125	116	7	2
General and administrative expenses	3,944	1,510	759	1,675	1,318	494	263	561

Total benefits and expenses	11,715	2,168	7,850	1,697	4,306	727	3,011	568

Adjusted operating income before income taxes	3,283	1,657	953	673	1,084	577	248	259

	Nine Months Ended September 30, 2016				Quarter Ended September 30, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	5,480	115	5,365	—	3,791	39	3,752	—
Policy charges and fee income	2,085	1,918	167	—	723	667	56	—
Net investment income	3,717	514	3,143	60	1,325	192	1,114	19
Asset management fees, commissions and other income	3,647	926	593	2,128	1,266	323	212	731

Total revenues	14,929	3,473	9,268	2,188	7,105	1,221	5,134	750

Benefits and Expenses (1):
Insurance and annuity benefits	6,874	206	6,668	—	4,243	38	4,205	—
Interest credited to policyholders’ account balances	1,362	270	1,092	—	458	72	386	—
Interest expense	82	57	14	11	29	20	5	4
Deferral of acquisition costs	(354)	(321)	(25)	(8)	(116)	(104)	(10)	(2)
Amortization of acquisition costs	386	350	25	11	100	84	13	3
General and administrative expenses	3,979	1,568	800	1,611	1,373	523	296	554

Total benefits and expenses	12,329	2,130	8,574	1,625	6,087	633	4,895	559

Adjusted operating income before income taxes	2,600	1,343	694	563	1,018	588	239	191

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
153,295	149,441	Beginning total account value	151,188	154,903	153,295	156,830	159,202
2,046	1,936	Sales: Highest Daily Suite - risk retained by Prudential (1)	587	558	782	688	576
27	1,049	Highest Daily Suite - externally reinsured living benefits	321	318	14	6	7
2,166	3,371	Other variable annuities (2)	1,180	762	632	799	735

4,239	6,356	Total sales	2,088	1,638	1,428	1,493	1,318
(6,996)	(5,654)	Surrenders and withdrawals	(1,992)	(2,122)	(2,326)	(2,382)	(2,288)

(2,757)	702	Net sales (redemptions)	96	(484)	(898)	(889)	(970)
(1,163)	(1,103)	Benefit payments	(349)	(347)	(413)	(391)	(359)

(3,920)	(401)	Net flows	(253)	(831)	(1,311)	(1,280)	(1,329)
15,499	8,514	Change in market value, interest credited, and other	4,877	124	5,751	4,578	5,170
(2,767)	(2,651)	Policy charges	(909)	(901)	(905)	(926)	(936)

162,107	154,903	Ending total account value	154,903	153,295	156,830	159,202	162,107

		Variable Annuities Account Value by Product:
119,001	113,902	Highest Daily Suite - risk retained by Prudential (1)	113,902	112,543	115,314	116,905	119,001
3,153	2,629	Highest Daily Suite - externally reinsured living benefits	2,629	2,932	3,025	3,084	3,153
39,953	38,372	Other variable annuities (2)	38,372	37,820	38,491	39,213	39,953

162,107	154,903	Ending total account value	154,903	153,295	156,830	159,202	162,107

		Fixed Annuities and other products (3):
3,488	3,504	Beginning total account value	3,489	3,485	3,488	3,489	3,492
37	42	Sales	12	18	12	14	11
(73)	(78)	Surrenders and withdrawals	(21)	(27)	(27)	(25)	(21)

(36)	(36)	Net redemptions	(9)	(9)	(15)	(11)	(10)
(238)	(269)	Benefit payments	(91)	(75)	(84)	(82)	(72)

(274)	(305)	Net flows	(100)	(84)	(99)	(93)	(82)
280	287	Interest credited and other	96	87	100	96	84
(1)	(1)	Policy charges	—	—	—	—	(1)

3,493	3,485	Ending total account value	3,485	3,488	3,489	3,492	3,493

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,415	1,803	Insurance Agents	598	550	507	490	418
676	1,213	Wirehouses	376	279	236	238	202
1,801	2,521	Independent Financial Planners	841	659	573	631	597
384	861	Bank Distribution	285	168	124	148	112

4,276	6,398	Total	2,100	1,656	1,440	1,507	1,329

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,942	Beginning balance	9,977	9,863	9,892	9,810	9,804
483	674	Premiums and deposits	215	194	185	168	130
(431)	(415)	Surrenders and withdrawals	(134)	(148)	(153)	(145)	(133)

52	259	Net sales (redemptions)	81	46	32	23	(3)
(290)	(322)	Benefit payments	(107)	(89)	(100)	(101)	(89)

(238)	(63)	Net flows	(26)	(43)	(68)	(78)	(92)
177	184	Interest credited and other	58	57	58	56	63
(14)	(199)	Net transfers (to) from separate account	(146)	15	(72)	16	42
(1)	(1)	Policy charges	—	—	—	—	(1)

9,816	9,863	Ending balance	9,863	9,892	9,810	9,804	9,816

		Account Values in Separate Account (1):
146,891	143,003	Beginning balance	144,700	148,525	146,891	150,509	152,890
3,793	5,724	Premiums and deposits	1,885	1,462	1,255	1,339	1,199
(6,638)	(5,317)	Surrenders and withdrawals	(1,879)	(2,001)	(2,200)	(2,262)	(2,176)

(2,845)	407	Net sales (redemptions)	6	(539)	(945)	(923)	(977)
(1,111)	(1,050)	Benefit payments	(333)	(333)	(397)	(372)	(342)

(3,956)	(643)	Net flows	(327)	(872)	(1,342)	(1,295)	(1,319)
15,602	8,617	Change in market value, interest credited and other	4,915	154	5,793	4,618	5,191
14	199	Net transfers (to) from general account	146	(15)	72	(16)	(42)
(2,767)	(2,651)	Policy charges	(909)	(901)	(905)	(926)	(936)

155,784	148,525	Ending balance	148,525	146,891	150,509	152,890	155,784

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2016		2017
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	4,403	4,104	3,879	3,661	3,530
Guaranteed minimum withdrawal benefits	532	514	509	494	483
Guaranteed minimum income benefits	2,780	2,730	2,761	2,755	2,772
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	121,747	120,468	123,609	125,869	128,465
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,629	2,932	3,025	3,084	3,153

Total	132,091	130,748	133,783	135,863	138,403

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	109,175	107,752	110,286	111,750	113,691
Account Values with Auto-Rebalancing Feature - externally reinsured	2,629	2,932	3,025	3,084	3,153
Account Values without Auto-Rebalancing Feature	20,287	20,064	20,472	21,029	21,559

Total	132,091	130,748	133,783	135,863	138,403

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,928	4,494	3,872	3,594	3,250
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	1,049	1,082	939	846	752

Total	4,977	5,576	4,811	4,440	4,002

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2016		2017
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	119,755	118,620	121,507	123,591	126,009
Net amount at risk	399	487	385	323	297
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,534	30,980	31,460	31,612	31,952
Net amount at risk	3,533	3,714	3,215	3,012	2,785

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	111,804	110,684	113,311	114,834	116,844
Account Values without Auto-Rebalancing Feature	39,485	38,916	39,656	40,369	41,117

Total	151,289	149,600	152,967	155,203	157,961

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,392	1,597	1,265	1,168	1,060
Net Amount at Risk without Auto-Rebalancing Feature	2,540	2,604	2,335	2,167	2,022

Total	3,932	4,201	3,600	3,335	3,082

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
202,802	188,961	Beginning total account value	194,007	200,476	202,802	210,400	214,731
22,695	16,760	Deposits and sales	5,405	5,168	6,736	4,771	11,188
(17,608)	(14,812)	Withdrawals and benefits	(5,013)	(5,315)	(6,690)	(5,786)	(5,132)
19,549	9,567	Change in market value, interest credited, interest income and other activity	6,077	2,473	7,552	5,346	6,651

227,438	200,476	Ending total account value	200,476	202,802	210,400	214,731	227,438

5,087	1,948	Net additions (withdrawals)	392	(147)	46	(1,015)	6,056

		Stable value account values included above	48,352	48,725	48,737	48,829	48,834

		Institutional Investment Products:
183,376	179,964	Beginning total account value	180,882	186,224	183,376	185,115	186,610
11,363	12,389	Additions	6,907	3,751	4,042	2,557	4,764
(11,964)	(8,241)	Withdrawals and benefits	(2,339)	(3,920)	(4,241)	(4,171)	(3,552)
4,243	6,204	Change in market value, interest credited and interest income	1,953	(905)	1,229	1,673	1,341
1,381	(4,092)	Other (1)	(1,179)	(1,774)	709	1,436	(764)

188,399	186,224	Ending total account value	186,224	183,376	185,115	186,610	188,399

(601)	4,148	Net additions (withdrawals)	4,568	(169)	(199)	(1,614)	1,212

		Amounts included in ending total account value above:
69,637	71,482	Investment-only stable value wraps	71,482	70,196	70,576	69,808	69,637
36,053	31,280	Longevity reinsurance (2)	31,280	29,959	32,004	33,138	36,053
82,709	83,462	Group annuities and other products	83,462	83,221	82,535	83,664	82,709

188,399	186,224	Ending total account value	186,224	183,376	185,115	186,610	188,399

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2016		2017
2017	2016	Change		3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,786	1,648	8%	Asset management fees	577	579	575	592	619
210	190	11%	Other related revenues	52	65	58	69	83
374	350	7%	Service, distribution and other revenues	121	129	123	126	125

2,370	2,188	8%	Total Asset Management segment revenues	750	773	756	787	827

			Analysis of asset management fees by source:
850	771	10%	Institutional customers	273	275	275	279	296
582	524	11%	Retail customers	182	183	185	194	203
354	353	0%	General account	122	121	115	119	120

1,786	1,648	8%	Total asset management fees	577	579	575	592	619

Supplementary Assets Under Management Information (in billions):
	September 30, 2017
		Fixed	Real
	Equity	Income	Estate	Total
Institutional customers	65.1	370.1	43.1	478.3
Retail customers	127.9	110.3	1.7	239.9
General account	6.2	407.6	1.9	415.7

Total	199.2	888.0	46.7	1,133.9

	September 30, 2016
		Fixed	Real
	Equity	Income	Estate	Total
Institutional customers	59.6	345.7	40.6	445.9
Retail customers	116.2	90.6	2.2	209.0
General account	6.4	422.2	1.7	430.3

Total	182.2	858.5	44.5	1,085.2

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
386.4	347.1	Beginning assets under management	373.4	398.9	386.4	399.1	414.6
49.0	43.7	Additions	16.4	15.7	15.9	17.2	15.9
(37.3)	(40.9)	Withdrawals	(13.0)	(13.2)	(15.4)	(10.7)	(11.2)
29.5	32.4	Change in market value	8.4	(10.6)	9.6	10.8	9.1
2.9	12.9	Net money market flows	13.5	(1.1)	2.0	(1.7)	2.6
0.5	3.7	Other (1)	0.2	(3.3)	0.6	(0.1)	—

431.0	398.9	Ending assets under management	398.9	386.4	399.1	414.6	431.0
47.3	47.0	Affiliated institutional assets under management	47.0	45.1	46.1	46.6	47.3

478.3	445.9	Total assets managed for institutional customers at end of period	445.9	431.5	445.2	461.2	478.3

11.7	2.8	Net institutional additions, excluding money market activity	3.4	2.5	0.5	6.5	4.7

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
136.6	128.9	Beginning assets under management	131.3	137.7	136.6	144.2	150.0
35.7	32.2	Additions	10.5	9.9	13.0	10.8	11.9
(33.1)	(30.2)	Withdrawals	(9.6)	(11.5)	(12.9)	(9.6)	(10.6)
18.2	6.2	Change in market value	5.5	(1.7)	7.4	4.6	6.2
—	(0.1)	Net money market flows	—	—	—	—	—
0.1	0.7	Other (1)	—	2.2	0.1	—	—

157.5	137.7	Ending assets under management	137.7	136.6	144.2	150.0	157.5
82.4	71.3	Affiliated retail assets under management	71.3	72.6	73.4	81.2	82.4

239.9	209.0	Total assets managed for retail customers at end of period	209.0	209.2	217.6	231.2	239.9

2.6	2.0	Net retail additions (withdrawals), excluding money market activity	0.9	(1.6)	0.1	1.2	1.3

(1)	“Other” activity represents a $2 billion reclassification of assets under management from institutional to retail in 4Q’16 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2016		2017
2017	2016	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,789	3,663	3%	Premiums	1,210	1,231	1,268	1,256	1,265
1,303	1,937	-33%	Policy charges and fee income	713	699	717	(76)	662
1,922	1,800	7%	Net investment income	625	630	647	636	639
604	548	10%	Asset management fees, commissions and other income	195	190	196	200	208

7,618	7,948	-4%	Total revenues	2,743	2,750	2,828	2,016	2,774

			Benefits and Expenses (1):
4,516	5,206	-13%	Insurance and annuity benefits	1,622	1,611	1,707	1,241	1,568
738	697	6%	Interest credited to policyholders’ account balances	237	246	243	245	250
485	435	11%	Interest expense	147	153	157	164	164
(510)	(503)	-1%	Deferral of acquisition costs	(169)	(203)	(183)	(166)	(161)
413	50	726%	Amortization of acquisition costs	83	71	72	260	81
2,034	1,945	5%	General and administrative expenses	650	691	680	693	661

7,676	7,830	-2%	Total benefits and expenses	2,570	2,569	2,676	2,437	2,563

(58)	118	-149%	Adjusted operating income (loss) before income taxes	173	181	152	(421)	211

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2017			Quarter Ended September 30, 2017
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,789	669	3,120	1,265	223	1,042
Policy charges and fee income	1,303	852	451	662	519	143
Net investment income	1,922	1,449	473	639	484	155
Asset management fees, commissions and other income	604	540	64	208	185	23

Total revenues	7,618	3,510	4,108	2,774	1,411	1,363

Benefits and Expenses (1):
Insurance and annuity benefits	4,516	1,486	3,030	1,568	555	1,013
Interest credited to policyholders’ account balances	738	536	202	250	182	68
Interest expense	485	481	4	164	163	1
Deferral of acquisition costs	(510)	(510)	—	(161)	(161)	—
Amortization of acquisition costs	413	400	13	81	71	10
General and administrative expenses	2,034	1,406	628	661	451	210

Total benefits and expenses	7,676	3,799	3,877	2,563	1,261	1,302

Adjusted operating income (loss) before income taxes	(58)	(289)	231	211	150	61

	Nine Months Ended September 30, 2016			Quarter Ended September 30, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,663	642	3,021	1,210	216	994
Policy charges and fee income	1,937	1,454	483	713	555	158
Net investment income	1,800	1,350	450	625	469	156
Asset management fees, commissions and other income	548	485	63	195	170	25

Total revenues	7,948	3,931	4,017	2,743	1,410	1,333

Benefits and Expenses (1):
Insurance and annuity benefits	5,206	2,182	3,024	1,622	619	1,003
Interest credited to policyholders’ account balances	697	504	193	237	171	66
Interest expense	435	432	3	147	146	1
Deferral of acquisition costs	(503)	(503)	—	(169)	(169)	—
Amortization of acquisition costs	50	46	4	83	82	1
General and administrative expenses	1,945	1,329	616	650	450	200

Total benefits and expenses	7,830	3,990	3,840	2,570	1,299	1,271

Adjusted operating income (loss) before income taxes	118	(59)	177	173	111	62

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

160	150	Term life	52	50	49	54	57
124	166	Guaranteed Universal life	54	77	53	40	31
82	64	Other Universal life	21	31	21	33	28
75	67	Variable life	16	25	23	26	26

441	447	Total	143	183	146	153	142

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

85	87	Prudential Agents	28	29	27	29	29
356	360	Third party distribution	115	154	119	124	113

441	447	Total	143	183	146	153	142

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,041	24,487	Beginning balance	24,747	25,000	26,041	26,358	26,399
2,374	2,381	Premiums and deposits	751	949	804	832	738
(750)	(748)	Surrenders and withdrawals	(240)	(240)	(233)	(289)	(228)

1,624	1,633	Net sales	511	709	571	543	510
(426)	(384)	Benefit payments	(138)	(106)	(182)	(123)	(121)

1,198	1,249	Net flows	373	603	389	420	389
262	68	Interest credited and other	155	718	228	(85)	119
328	294	Net transfers from separate account	102	102	106	106	116
(1,217)	(1,098)	Policy charges	(377)	(382)	(406)	(400)	(411)
—	—	Acquisition	—	—	—	—	—

26,612	25,000	Ending balance	25,000	26,041	26,358	26,399	26,612

		Separate Account Liabilities:
28,455	27,027	Beginning balance	27,227	28,129	28,455	29,669	30,259
1,115	1,080	Premiums and deposits	287	359	442	343	330
(785)	(651)	Surrenders and withdrawals	(212)	(201)	(220)	(227)	(338)

330	429	Net sales (redemptions)	75	158	222	116	(8)
(122)	(130)	Benefit payments	(39)	(33)	(46)	(44)	(32)

208	299	Net flows	36	125	176	72	(40)
3,451	1,776	Change in market value, interest credited and other	1,196	532	1,373	851	1,227
(328)	(294)	Net transfers to general account	(102)	(102)	(106)	(106)	(116)
(686)	(679)	Policy charges	(228)	(229)	(229)	(227)	(230)
—	—	Acquisition	—	—	—	—	—

31,100	28,129	Ending balance	28,129	28,455	29,669	30,259	31,100

		FACE AMOUNT IN FORCE (3):

		Term life	714,733	721,602	727,736	736,348	745,849
		Guaranteed Universal life	130,400	134,973	137,801	139,663	141,031
		Other Universal life	44,781	45,350	45,704	46,328	46,888
		Variable life	163,184	162,574	162,611	162,452	162,660

		Total	1,053,098	1,064,500	1,073,851	1,084,791	1,096,429

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
265	285	Group life	29	31	186	56	23
141	113	Group disability	13	6	115	14	12
406	398	Total	42	37	301	70	35

		Future Policy Benefits (1) (2):
		Group life	2,065	2,238	2,166	2,139	2,087
		Group disability	11	3	28	20	9

		Total	2,076	2,241	2,194	2,159	2,096

		Policyholders’ Account Balances (1):
		Group life	8,497	8,634	8,614	8,516	8,599
		Group disability	208	224	237	212	231

		Total	8,705	8,858	8,851	8,728	8,830

		Separate Account Liabilities (1):
		Group life	24,839	23,594	23,812	24,073	23,922
		Group disability	—	—	—	—	—

		Total	24,839	23,594	23,812	24,073	23,922

		Group Life Insurance:
3,105	3,089	Gross premiums, policy charges and fee income (3)	1,016	1,006	1,038	1,054	1,013
2,931	2,906	Earned premiums, policy charges and fee income	953	939	985	981	965
88.5%	88.9%	Benefits ratio (4)	88.6%	87.3%	92.2%	86.3%	87.0%
10.8%	10.6%	Administrative operating expense ratio	10.6%	10.7%	10.8%	10.5%	11.2%
		Persistency ratio	95.3%	95.2%	94.9%	94.6%	93.9%

		Group Disability Insurance:
709	657	Gross premiums, policy charges and fee income (3)	219	223	233	237	239
640	598	Earned premiums, policy charges and fee income	199	207	211	209	220
76.6%	80.0%	Benefits ratio (5)	80.4%	91.3%	74.3%	76.7%	78.7%
29.2%	31.5%	Administrative operating expense ratio	31.4%	31.0%	29.4%	29.0%	29.2%
		Persistency ratio	92.9%	91.7%	93.7%	93.4%	91.7%

		Total Group Insurance (6):
86.4%	87.3%	Benefits ratio	87.1%	88.0%	89.1%	84.5%	85.5%
14.2%	14.3%	Administrative operating expense ratio	14.3%	14.4%	14.2%	13.9%	14.6%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 87.0%, 86.9%, 92.2%, 87.3%, and 88.6% for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and 88.7% and 89.6% for year-to-date September 2017 and 2016, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 78.7%, 47.5%, 74.3%, 91.3%, and 80.4% for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and 67.1% and 70.3% for year-to-date September 2017 and 2016, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 85.5%, 80.0%, 89.1%, 88.0%, and 87.1%, for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively, and 84.8% and 86.3% for year-to-date September 2017 and 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,871	4,916	Beginning balance	4,119	4,515	4,871	4,865	5,312
230	321	Capitalization	104	87	79	80	71
(346)	(350)	Amortization - operating results	(84)	(134)	(128)	(102)	(116)
382	(326)	Amortization - realized investment gains and losses	374	347	50	505	(173)
(48)	(46)	Impact of unrealized (gains) or losses on AFS securities	2	56	(7)	(36)	(5)
—	—	Other	—	—	—	—	—

5,089	4,515	Ending balance	4,515	4,871	4,865	5,312	5,089

		INDIVIDUAL LIFE INSURANCE:
5,278	4,883	Beginning balance	4,773	4,840	5,278	5,393	5,330
510	503	Capitalization	169	203	183	166	161
(400)	(46)	Amortization - operating results	(82)	(69)	(71)	(258)	(71)
105	(104)	Amortization - realized investment gains and losses	2	4	2	105	(2)
(138)	(396)	Impact of unrealized (gains) or losses on AFS securities	(22)	300	1	(76)	(63)

5,355	4,840	Ending balance	4,840	5,278	5,393	5,330	5,355

		GROUP INSURANCE:
176	182	Beginning balance	179	178	176	175	173
—	—	Capitalization	—	—	—	—	—
(13)	(4)	Amortization - operating results	(1)	(2)	(1)	(2)	(10)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

163	178	Ending balance	178	176	175	173	163

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,082	1,188	Beginning balance	893	1,012	1,082	1,064	1,211
2	3	Capitalization	1	—	—	1	1
(105)	(124)	Amortization - operating results	(23)	(44)	(41)	(30)	(34)
166	(47)	Amortization - realized investment gains and losses	140	103	25	184	(43)
(12)	(8)	Impact of unrealized (gains) or losses on AFS securities	1	11	(2)	(8)	(2)
—	—	Other	—	—	—	—	—

1,133	1,012	Ending balance	1,012	1,082	1,064	1,211	1,133

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		%		2016		2017
2017	2016	Change		3Q	4Q	1Q	2Q	3Q

			Revenues (1):
11,885	11,534	3%	Premiums	3,939	3,814	3,962	4,032	3,891
374	370	1%	Policy charges and fee income	134	129	134	112	128
3,743	3,553	5%	Net investment income	1,229	1,206	1,205	1,260	1,278
266	314	-15%	Asset management fees, commissions and other income	82	89	108	79	79

16,268	15,771	3%	Total revenues	5,384	5,238	5,409	5,483	5,376

			Benefits and Expenses (1):
10,197	9,952	2%	Insurance and annuity benefits	3,382	3,280	3,433	3,422	3,342
678	694	-2%	Interest credited to policyholders’ account balances	237	226	226	222	230
10	5	100%	Interest expense	2	3	3	3	4
(1,389)	(1,324)	-5%	Deferral of acquisition costs	(462)	(426)	(465)	(507)	(417)
864	804	7%	Amortization of acquisition costs	271	264	285	304	275
3,487	3,278	6%	General and administrative expenses	1,174	1,136	1,128	1,216	1,143

13,847	13,409	3%	Total benefits and expenses	4,604	4,483	4,610	4,660	4,577

2,421	2,362	2%	Adjusted operating income before income taxes	780	755	799	823	799

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2017			Quarter Ended September 30, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,885	5,987	5,898	3,891	1,938	1,953
Policy charges and fee income	374	265	109	128	92	36
Net investment income	3,743	1,565	2,178	1,278	540	738
Asset management fees, commissions and other income	266	165	101	79	57	22

Total revenues	16,268	7,982	8,286	5,376	2,627	2,749

Benefits and Expenses (1):
Insurance and annuity benefits	10,197	5,278	4,919	3,342	1,701	1,641
Interest credited to policyholders’ account balances	678	182	496	230	64	166
Interest expense	10	6	4	4	2	2
Deferral of acquisition costs	(1,389)	(738)	(651)	(417)	(210)	(207)
Amortization of acquisition costs	864	430	434	275	131	144
General and administrative expenses	3,487	1,714	1,773	1,143	566	577

Total benefits and expenses	13,847	6,872	6,975	4,577	2,254	2,323

Adjusted operating income before income taxes	2,421	1,110	1,311	799	373	426

	Nine Months Ended September 30, 2016			Quarter Ended September 30, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,534	5,640	5,894	3,939	1,882	2,057
Policy charges and fee income	370	256	114	134	97	37
Net investment income	3,553	1,460	2,093	1,229	513	716
Asset management fees, commissions and other income	314	153	161	82	41	41

Total revenues	15,771	7,509	8,262	5,384	2,533	2,851

Benefits and Expenses (1):
Insurance and annuity benefits	9,952	4,999	4,953	3,382	1,658	1,724
Interest credited to policyholders’ account balances	694	179	515	237	64	173
Interest expense	5	3	2	2	1	1
Deferral of acquisition costs	(1,324)	(623)	(701)	(462)	(213)	(249)
Amortization of acquisition costs	804	385	419	271	127	144
General and administrative expenses	3,278	1,422	1,856	1,174	505	669

Total benefits and expenses	13,409	6,365	7,044	4,604	2,142	2,462

Adjusted operating income before income taxes	2,362	1,144	1,218	780	391	389

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2016		2017
2017	2016		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,617	4,489	Japan, excluding Gibraltar Life	1,472	1,386	1,691	1,467	1,459
6,007	6,008	Gibraltar Life	2,094	2,022	1,884	2,134	1,989
1,635	1,407	All other countries	507	535	521	543	571

12,259	11,904	Total	4,073	3,943	4,096	4,144	4,019

		Annualized new business premiums:
749	635	Japan, excluding Gibraltar Life (2)	208	205	336	251	162
1,241	1,318	Gibraltar Life	460	408	358	483	400
349	312	All other countries (2)	115	124	128	106	115

2,339	2,265	Total (2)	783	737	822	840	677

		Annualized new business premiums by distribution channel:
1,098	947	Life Planner Operations (2)	323	329	464	357	277
577	565	Gibraltar Life Consultants	200	175	167	230	180
464	558	Banks	188	158	132	161	171
200	195	Independent Agency	72	75	59	92	49

2,339	2,265	Total (2)	783	737	822	840	677

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
4,613	4,387	Japan, excluding Gibraltar Life	1,380	1,365	1,707	1,457	1,449
6,023	5,952	Gibraltar Life	1,999	1,946	1,912	2,134	1,977
1,595	1,429	All other countries	497	542	512	532	551

12,231	11,768	Total	3,876	3,853	4,131	4,123	3,977

		Annualized new business premiums:
749	622	Japan, excluding Gibraltar Life	197	202	339	249	161
1,244	1,317	Gibraltar Life	450	389	362	483	399
338	317	All other countries	111	122	124	103	111

2,331	2,256	Total	758	713	825	835	671

		Annualized new business premiums by distribution channel:
1,087	939	Life Planner Operations	308	324	463	352	272
578	563	Gibraltar Life Consultants	194	170	169	230	179
466	559	Banks	186	157	133	162	171
200	195	Independent Agency	70	62	60	91	49

2,331	2,256	Total	758	713	825	835	671

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	The amounts for the first quarter of 2017 have been revised to correct the previously reported amounts.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2016		2017
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	314	318	327	332	334
Gibraltar Life	324	327	330	333	336
All other countries	121	123	124	126	129

Total	759	768	781	791	799

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,436	3,488	3,581	3,632	3,674
Gibraltar Life	7,170	7,182	7,191	7,207	7,222
All other countries	2,048	2,076	2,105	2,122	2,146

Total	12,654	12,746	12,877	12,961	13,042

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	93.0%	93.0%	93.0%	92.9%
25 months	86.2%	86.3%	86.3%	86.5%	86.1%

Gibraltar Life (3):
13 months	93.4%	93.5%	93.3%	93.4%	93.4%
25 months	85.5%	86.2%	86.7%	86.9%	87.2%

Number of Life Planners at end of period:
Japan	3,776	3,824	3,932	3,861	3,951
All other countries	3,891	3,856	3,887	3,874	3,880

Total Life Planners	7,667	7,680	7,819	7,735	7,831

Gibraltar Life Consultants	8,790	8,884	8,752	8,509	8,327

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2017				December 31, 2016
	Total	Closed Block	PFI Excluding Closed Block Division		Total	Closed Block	PFI Excluding Closed Block Division
	Portfolio	Division	Amount	% of Total	Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	282,023	27,334	254,689	64.2%	268,118	24,917	243,201	64.2%
Public, held-to-maturity, at amortized cost	1,767	—	1,767	0.4%	1,772	—	1,772	0.5%
Private, available-for-sale, at fair value	57,647	14,065	43,582	11.0%	53,061	13,987	39,074	10.3%
Private, held-to-maturity, at amortized cost	317	—	317	0.1%	372	—	372	0.1%
Trading account assets supporting insurance liabilities, at fair value	22,126	—	22,126	5.6%	21,840	—	21,840	5.8%
Other trading account assets, at fair value	2,247	334	1,913	0.5%	1,805	284	1,521	0.4%
Equity securities, available-for-sale, at fair value	9,725	2,391	7,334	1.8%	9,735	2,572	7,163	1.9%
Commercial mortgage and other loans, at book value	54,993	9,332	45,661	11.5%	52,208	9,437	42,771	11.2%
Policy loans, at outstanding balance	11,765	4,570	7,195	1.8%	11,755	4,660	7,095	1.9%
Other long-term investments (1)	10,477	3,167	7,310	1.8%	10,251	3,020	7,231	1.9%
Short-term investments	5,486	398	5,088	1.3%	7,494	837	6,657	1.8%

Subtotal (2)	458,573	61,591	396,982	100.0%	438,411	59,714	378,697	100.0%

Invested assets of other entities and operations (3)	6,318	—	6,318		5,829	—	5,829

Total investments	464,891	61,591	403,300		444,240	59,714	384,526

Fixed Maturities by Credit Quality (2):

	September 30, 2017					December 31, 2016
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	194,142	26,467	1,342	219,267	85.3%	184,831	26,239	2,261	208,809	85.1%
2	26,831	2,898	179	29,550	11.5%	26,922	2,479	454	28,947	11.8%

Subtotal - High or Highest Quality Securities	220,973	29,365	1,521	248,817	96.8%	211,753	28,718	2,715	237,756	96.9%

3	4,999	348	51	5,296	2.1%	4,837	323	90	5,070	2.1%
4	2,265	171	48	2,388	0.9%	1,951	178	52	2,077	0.8%
5	132	27	5	154	0.1%	230	43	6	267	0.1%
6	164	5	1	168	0.1%	152	4	1	155	0.1%

Subtotal - Other Securities	7,560	551	105	8,006	3.2%	7,170	548	149	7,569	3.1%

Total	228,533	29,916	1,626	256,823	100.0%	218,923	29,266	2,864	245,325	100.0%

Private Fixed Maturities:

NAIC Rating (4)
1	11,849	742	66	12,525	28.5%	10,448	647	164	10,931	27.7%
2	24,122	1,494	249	25,367	57.7%	22,364	1,249	627	22,986	58.2%

Subtotal - High or Highest Quality Securities	35,971	2,236	315	37,892	86.2%	32,812	1,896	791	33,917	85.9%

3	3,910	175	52	4,033	9.2%	3,709	131	92	3,748	9.5%
4	1,145	37	16	1,166	2.7%	927	22	30	919	2.3%
5	744	25	29	740	1.7%	649	30	22	657	1.7%
6	63	35	6	92	0.2%	194	49	10	233	0.6%

Subtotal - Other Securities	5,862	272	103	6,031	13.8%	5,479	232	154	5,557	14.1%

Total	41,833	2,508	418	43,923	100.0%	38,291	2,128	945	39,474	100.0%

(1)	Other long-term investments consist of investments in joint ventures and limited partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2017 and December 31, 2016, 808 securities with amortized cost of $4,960 million (fair value $5,006 million) and 918 securities with amortized cost of $4,634 million (fair value $4,759 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	September 30, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	128,944	76.2%	123,285	77.9%
Public, held-to-maturity, at amortized cost	1,767	1.0%	1,772	1.1%
Private, available-for-sale, at fair value	14,400	8.5%	11,646	7.4%
Private, held-to-maturity, at amortized cost	317	0.2%	372	0.2%
Trading account assets supporting insurance liabilities, at fair value	2,469	1.5%	2,166	1.4%
Other trading account assets, at fair value	460	0.3%	434	0.3%
Equity securities, available-for-sale, at fair value	2,324	1.4%	2,654	1.7%
Commercial mortgage and other loans, at book value	13,613	8.1%	11,700	7.4%
Policy loans, at outstanding balance	2,509	1.5%	2,369	1.5%
Other long-term investments (3)	2,101	1.2%	1,186	0.8%
Short-term investments	144	0.1%	398	0.3%

Total	169,048	100.0%	157,982	100.0%

	September 30, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	125,745	55.1%	119,916	54.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	29,182	12.8%	27,428	12.4%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,657	8.6%	19,674	9.0%
Other trading account assets, at fair value	1,453	0.6%	1,087	0.5%
Equity securities, available-for-sale, at fair value	5,010	2.2%	4,509	2.0%
Commercial mortgage and other loans, at book value	32,048	14.1%	31,071	14.1%
Policy loans, at outstanding balance	4,686	2.1%	4,726	2.1%
Other long-term investments (3)	5,209	2.3%	6,045	2.7%
Short-term investments	4,944	2.2%	6,259	2.8%

Total	227,934	100.0%	220,715	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of investments in joint ventures and limited partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended September 30
	2017			2016
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
General Account (2)
Fixed maturities	3.82%	2,526	150	3.86%	2,437	304
Equity securities	6.27%	87	235	6.10%	82	44
Commercial mortgage and other loans	4.04%	402	(1)	4.19%	378	(7)
Policy loans	4.83%	86	—	4.93%	89	—
Short-term investments and cash equivalents	1.29%	43	—	0.63%	33	—
Other investments	4.61%	105	1,118	8.65%	185	315

Gross investment income before investment expenses	3.85%	3,249	1,502	3.89%	3,204	656
Investment expenses	-0.15%	(131)	—	-0.14%	(106)	—

Subtotal	3.70%	3,118	1,502	3.75%	3,098	656

Investment results of other entities and operations (3)		292	(1)		273	4
Less, investment income related to adjusted operating income reconciling items		(65)			(79)

Total		3,345	1,501		3,292	660

	Nine Months Ended September 30
	2017			2016
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
General Account (2)
Fixed maturities	3.88%	7,494	465	3.92%	7,058	646
Equity securities	6.23%	254	309	6.19%	239	19
Commercial mortgage and other loans	4.09%	1,177	(6)	4.31%	1,139	1
Policy loans	4.90%	259	—	4.95%	259	—
Short-term investments and cash equivalents	1.24%	117	—	0.59%	87	1
Other investments	7.15%	463	(284)	4.90%	307	3,168

Gross investment income before investment expenses	3.96%	9,764	484	3.86%	9,089	3,835
Investment expenses	-0.14%	(361)	—	-0.14%	(309)	—

Subtotal	3.82%	9,403	484	3.72%	8,780	3,835

Investment results of other entities and operations (3)		840	(3)		799	32
Less, investment income related to adjusted operating income reconciling items		(209)			(183)

Total		10,034	481		9,396	3,867

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2017			2016
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	3.01%	918	132	3.04%	898	244
Equity securities	6.22%	23	232	5.19%	22	53
Commercial mortgage and other loans	3.91%	130	—	4.17%	115	—
Policy loans	3.97%	24	—	3.99%	26	—
Short-term investments and cash equivalents	1.15%	3	—	0.52%	2	—
Other investments (2)	4.19%	27	11	3.41%	25	324

Gross investment income before investment expenses	3.16%	1,125	375	3.17%	1,088	621
Investment expenses	-0.12%	(48)	—	-0.12%	(43)	—

Total	3.04%	1,077	375	3.05%	1,045	621

	Nine Months Ended September 30
	2017			2016
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	3.05%	2,704	505	3.10%	2,576	712
Equity securities	5.30%	59	266	4.75%	56	60
Commercial mortgage and other loans	4.07%	380	—	4.25%	329	7
Policy loans	3.98%	72	—	3.96%	71	—
Short-term investments and cash equivalents	1.33%	10	—	0.64%	6	—
Other investments (2)	6.31%	100	197	4.65%	99	1,215

Gross investment income before investment expenses	3.23%	3,325	968	3.25%	3,137	1,994
Investment expenses	-0.12%	(135)	—	-0.12%	(122)	—

Total	3.11%	3,190	968	3.13%	3,015	1,994

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended September 30
	2017			2016
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.52%	1,608	18	4.57%	1,539	60
Equity securities	6.29%	64	3	6.51%	60	(9)
Commercial mortgage and other loans	4.10%	272	(1)	4.20%	263	(7)
Policy loans	5.29%	62	—	5.44%	63	—
Short-term investments and cash equivalents	1.30%	40	—	0.64%	31	—
Other investments	4.78%	78	1,107	11.33%	160	(9)

Gross investment income before investment expenses	4.35%	2,124	1,127	4.41%	2,116	35
Investment expenses	-0.17%	(83)	—	-0.15%	(63)	—

Total	4.18%	2,041	1,127	4.26%	2,053	35

	Nine Months Ended September 30
	2017			2016
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (3)	Amount	(Losses)	Yield (3)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.57%	4,790	(40)	4.61%	4,482	(66)
Equity securities	6.58%	195	43	6.83%	183	(41)
Commercial mortgage and other loans	4.10%	797	(6)	4.33%	810	(6)
Policy loans	5.38%	187	—	5.46%	188	—
Short-term investments and cash equivalents	1.23%	107	—	0.58%	81	1
Other investments	7.41%	363	(481)	5.02%	208	1,953

Gross investment income before investment expenses	4.49%	6,439	(484)	4.28%	5,952	1,841
Investment expenses	-0.16%	(226)	—	-0.16%	(187)	—

Total	4.33%	6,213	(484)	4.12%	5,765	1,841

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Third Quarter 2017					Third Quarter 2016
	Asset
	Management		Interest				Interest
	Fees,	Insurance	Credited to	Amortization	Pre-Tax	Insurance	Credited to	Amortization		Pre-Tax
	Commissions	and	Policyholders’	of	Adjusted	and	Policyholders’	of	General and	Adjusted
	and Other	Annuity	Account	Acquisition	Operating	Annuity	Account	Acquisition	Administrative	Operating
	Income	Benefits	Balances	Costs	Income	Benefits	Balances	Costs	Expenses	Income
Individual Annuities:
Market performance and experience true-ups	23	(9)	(3)	(13)	48	(67)	(20)	(49)	(3)	139
Total of above items	23	(9)	(3)	(13)	48	(67)	(20)	(49)	(3)	139
Reported amount	355	87	81	116		38	72	84	523
Amount excluding impact of items indicated above	332	96	84	129		105	92	133	526
Retirement:
Costs relating to legal matters	—	—	—	—	—	—	—	—	34	(34)
Total of above items	—	—	—	—	—	—	—	—	34	(34)
Reported amount	—	—	—	—		—	—	—	296
Amount excluding impact of items indicated above	—	—	—	—		—	—	—	262

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended September 30, 2017								Three Months Ended September 30, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	7,111	—	—	—	578	106	—	7,795	8,934	—	—	—	598	103	—	9,635
Policy charges and fee income	1,565	(63)	—	—	—	—	—	1,502	1,559	(19)	—	—	—	—	—	1,540
Net investment income	3,345	(9)	—	—	666	74	—	4,076	3,292	(8)	—	—	702	87	—	4,073
Realized investment gains (losses), net	121	1,377	—	—	107	3	—	1,608	115	529	—	—	153	16	—	813
Asset management fees, commissions and other income	1,219	27	85	—	25	2	(26)	1,332	1,150	(298)	37	—	28	3	(20)	900

Total revenues	13,361	1,332	85	—	1,376	185	(26)	16,313	15,050	204	37	—	1,481	209	(20)	16,961

Benefits and Expenses :

Insurance and annuity benefits	7,376	(46)	—	—	1,207	156	—	8,693	9,254	33	—	—	1,307	130	—	10,724
Interest credited to policyholders’ account balances	927	43	—	31	34	—	—	1,035	932	(140)	—	(1)	34	(1)	—	824
Interest expense	330	—	—	—	—	—	—	330	314	—	—	—	1	1	—	316
Deferral of acquisition costs	(653)	—	—	—	—	—	—	(653)	(731)	—	—	—	—	—	—	(731)
Amortization of acquisition costs	470	165	—	—	8	—	—	643	444	(339)	—	—	10	—	—	115
General and administrative expenses	3,127	6	—	—	94	19	(2)	3,244	3,279	1	—	—	98	23	(3)	3,398

Total benefits and expenses	11,577	168	—	31	1,343	175	(2)	13,292	13,492	(445)	—	(1)	1,450	153	(3)	14,646

	Nine Months Ended September 30, 2017								Nine Months Ended September 30, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience - rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	20,442	—	—	—	1,852	308	—	22,602	20,657	—	—	—	1,913	297	—	22,867
Policy charges and fee income	3,914	(154)	—	—	—	—	—	3,760	4,358	57	—	—	—	—	—	4,415
Net investment income	10,034	(26)	—	—	1,983	235	—	12,226	9,396	(23)	—	—	1,953	206	—	11,532
Realized investment gains (losses), net	404	32	—	—	462	45	—	943	427	3,346	—	—	260	94	—	4,127
Asset management fees, commissions and other income	3,602	(54)	330	—	85	6	(76)	3,893	3,316	(880)	361	—	30	5	(44)	2,788

Total revenues	38,396	(202)	330	—	4,382	594	(76)	43,424	38,154	2,500	361	—	4,156	602	(44)	45,729

Benefits and Expenses :

Insurance and annuity benefits	20,908	(154)	—	—	3,915	483	—	25,152	22,051	305	—	—	3,794	458	—	26,608
Interest credited to policyholders’ account balances	2,800	(166)	—	188	100	—	—	2,922	2,753	53	—	262	101	(1)	—	3,168
Interest expense	978	—	—	—	1	2	—	981	996	—	—	—	2	2	—	1,000
Deferral of acquisition costs	(2,132)	—	—	—	—	—	—	(2,132)	(2,134)	—	—	—	—	—	—	(2,134)
Amortization of acquisition costs	1,613	(474)	—	—	27	—	—	1,166	1,204	511	—	—	29	—	—	1,744
General and administrative expenses	9,557	69	—	—	290	58	(10)	9,964	9,344	284	—	—	304	67	(44)	9,955

Total benefits and expenses	33,724	(725)	—	188	4,333	543	(10)	38,053	34,214	1,153	—	262	4,230	526	(44)	40,341

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended December 31, 2016								Three Months Ended March 31, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	7,296	—	—	—	707	94	—	8,097	5,774	—	—	—	604	103	—	6,481
Policy charges and fee income	1,529	(38)	—	—	—	—	—	1,491	1,555	(22)	—	—	—	—	—	1,533
Net investment income	3,299	(8)	—	—	625	72	—	3,988	3,354	(8)	—	—	645	70	—	4,061
Realized investment gains (losses), net	150	(2,090)	—	—	174	(167)	—	(1,933)	122	27	—	—	273	5	—	427
Asset management fees, commissions and other income	1,146	644	(378)	—	7	1	(13)	1,407	1,202	(85)	44	—	35	3	(31)	1,168

Total revenues	13,420	(1,492)	(378)	—	1,513	—	(13)	13,050	12,007	(88)	44	—	1,557	181	(31)	13,670

Benefits and Expenses :

Insurance and annuity benefits	7,658	(174)	—	—	1,429	136	—	9,049	6,146	(39)	—	—	1,380	153	—	7,640
Interest credited to policyholders’ account balances	945	(103)	—	(283)	33	1	—	593	920	(25)	—	12	33	—	—	940
Interest expense	319	—	—	—	—	1	—	320	322	—	—	—	1	1	—	324
Deferral of acquisition costs	(711)	—	—	—	—	—	—	(711)	(724)	—	—	—	—	—	—	(724)
Amortization of acquisition costs	468	(343)	—	—	8	—	—	133	481	(53)	—	—	11	—	—	439
General and administrative expenses	3,282	(48)	—	—	101	22	(8)	3,349	3,202	(9)	—	—	98	21	(3)	3,309

Total benefits and expenses	11,961	(668)	—	(283)	1,571	160	(8)	12,733	10,347	(126)	—	12	1,523	175	(3)	11,928

	Three Months Ended June 30, 2017
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	7,557	—	—	—	670	99	—	8,326
Policy charges and fee income	794	(69)	—	—	—	—	—	725
Net investment income	3,335	(9)	—	—	672	91	—	4,089
Realized investment gains (losses), net	161	(1,372)	—	—	82	37	—	(1,092)
Asset management fees, commissions and other income	1,181	4	201	—	25	1	(19)	1,393

Total revenues	13,028	(1,446)	201	—	1,449	228	(19)	13,441

Benefits and Expenses :

Insurance and annuity benefits	7,386	(69)	—	—	1,328	174	—	8,819
Interest credited to policyholders’ account balances	953	(184)	—	145	33	—	—	947
Interest expense	326	—	—	—	—	1	—	327
Deferral of acquisition costs	(755)	—	—	—	—	—	—	(755)
Amortization of acquisition costs	662	(586)	—	—	8	—	—	84
General and administrative expenses	3,228	72	—	—	98	18	(5)	3,411

Total benefits and expenses	11,800	(767)	—	145	1,467	193	(5)	12,833

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations separate from the portion attributable to external and potentially volatile capital and currency market conditions. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through accumulated other comprehensive income under GAAP. However, book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including accumulated other comprehensive income determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the asset management business.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2017

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 1, 2017

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of November 1, 2017

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.